Exhibit 24.1

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $2.0 billion aggregate principal amount of securities, including (i) common stock, (ii) preferred stock, (iii) senior and/or subordinated debt securities and/or guarantees, and (iv) trust preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign any documents in connection with filings under the Securities Exchange Act of 1934, or the Trust Indenture Act of 1939 and the Investment Company Act of 1940 and any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 18, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ MARTIN G. MCGUINN	/s/ EDWARD J. MCANIFF

Martin G. McGuinn, Director and Principal Executive Officer	Edward J. McAniff, Director

/s/ CAROL R. BROWN	/s/ ROBERT MEHRABIAN

Carol R. Brown, Director	Robert Mehrabian, Director

/s/ JARED L. COHON	/s/ SEWARD PROSSER MELLON

Jared L. Cohon, Director	Seward Prosser Mellon, Director

/s/ J. W. CONNOLLY	/s/ MARK A. NORDENBERG

J. W. Connolly, Director	Mark A. Nordenberg, Director

/s/ STEVEN G. ELLIOTT

Steven G. Elliott, Director	David S. Shapira, Director

/s/ IRA J. GUMBERG	/s/ WILLIAM E. STRICKLAND, JR.

Ira J. Gumberg, Director	William E. Strickland, Jr., Director

Wesley W. von Schack, Director

2

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $2.0 billion aggregate principal amount of securities, including (i) common stock, (ii) preferred stock, (iii) senior and/or subordinated debt securities and/or guarantees, and (iv) trust preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign any documents in connection with filings under the Securities Exchange Act of 1934, or the Trust Indenture Act of 1939 and the Investment Company Act of 1940 and any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of 2-21, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ DAVID S. SHAPIRA

David S. Shapira, Director

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $2.0 billion aggregate principal amount of securities, including (i) common stock, (ii) preferred stock, (iii) senior and/or subordinated debt securities and/or guarantees, and (iv) trust preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign any documents in connection with filings under the Securities Exchange Act of 1934, or the Trust Indenture Act of 1939 and the Investment Company Act of 1940 and any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of Feb 28, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ WESLEY W. VON SCHACK

Wesley W. von Schack, Director

POWER OF ATTORNEY

MELLON FINANCIAL CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $2.0 billion aggregate principal amount of securities, including (i) common stock, (ii) preferred stock, (iii) senior and/or subordinated debt securities and/or guarantees, and (iv) trust preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign any documents in connection with filings under the Securities Exchange Act of 1934, or the Trust Indenture Act of 1939 and the Investment Company Act of 1940 and any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of 6/12, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ JAMES F. ORR III

James F. Orr III, Director

POWER OF ATTORNEY

MELLON FUNDING CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik and William E. Marquis, and each of them, such person’s true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person’s name, place and stead, in any and all capacities, (1) to sign one or more Registration Statements pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to $2.0 billion aggregate principal amount of securities, including (i) common stock, (ii) preferred stock, (iii) senior and/or subordinated debt securities and/or guarantees, and (iv) trust preferred stock, and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (2) to sign and file any and all documents and instruments required by state securities or blue sky laws in connection with the registration of any or all of the securities covered by the above Registration Statements; and (3) to sign any documents in connection with filings under the Securities Exchange Act of 1934, or the Trust Indenture Act of 1939 and the Investment Company Act of 1940 and any filings related to applications for listing of the securities on any stock exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of March 17, 2003 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ MICHAEL A. BRYSON	/s/ STEVEN G. ELLIOTT

Michael A. Bryson, Director	Steven G. Elliott, Director

/s/ MICHAEL K. HUGHEY
Michael K. Hughey, Director, Principal Financial Officer and Principal Accounting Officer